ASSET INVESTORS CORPORATION


                  STOCK OPTION AND INCENTIVE COMPENSATION PLAN
                      AS AMENDED AND RESTATED MAY 20, 1997


         This Stock Option and Incentive Compensation Plan (the "Plan"), was originally titled the 1986 Stock Option Plan, restated as of November 15, 1990 and amended May 1, 1992, July 1, 1992, August 19, 1993, March 11, 1996 and September 25, 1996. The Plan was amended and restated by the Asset Investors Corporation Board of Directors on May 20, 1997 and retitled the Asset Investors Corporation Stock Option and Incentive Compensation Plan. Nothing contained in this amended and restated plan is intended to alter in any respect any awards granted under the Plan as formerly in effect, including without limitation incentive stock options, dividend incentive rights and stock grants granted in consideration of the cancellation of dividend incentive rights.

         1.       Purpose.

                  The  Plan  is  intended  to  encourage   stock   ownership  by
directors, officers and employees of Asset Investors Corporation (the "Corporation"), its divisions and Subsidiary Corporations (as defined below), so that they may acquire or increase their proprietary interest in the Corporation, and to encourage such directors, officers and employees to remain in the employ of the Corporation and to put forth maximum efforts for the success of the business. It is further intended that options granted by the Committee (as defined below) pursuant to this Plan ("Options") shall constitute "nonqualified stock options" and not "incentive stock options" within in the meaning of the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder (the "Code"). Options may be accompanied by either stock appreciation rights ("Rights") or limited stock appreciation rights ("Limited Rights"), or both, as hereinafter set forth. The Plan also authorizes the grant of shares in lieu of Meeting Fees (as defined below).

         2.       Definitions.

                  As used in this Plan, the following words and phrases shall have the meanings indicated:

                  (a) "Disability" shall mean a Recipient's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months.

                  (b) "Fair Market Value" per share as of a particular date shall mean the closing sales price per share of Common Stock on the New York Stock Exchange on that date or, if no price is reported, on the last preceding date on which there was a sale of such Common Stock on such exchange.

                  (c) "Subsidiary Corporation" shall mean any corporation (other

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         than the employer  corporation)  in an unbroken  chain of  corporations beginning with the employer corporation if, at the time of granting an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         3.       Administration.

                  The Plan shall be administered by the Compensation Committee (the "Committee"), consisting of not less than three members of the Board of Directors of the Corporation (the "Board"). If no Committee is appointed by the Board, the Board shall serve as the Committee. Members of the Committee will be eligible to participate in the Plan.

                  The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority (i) to grant Options; (ii) to determine which Options (if any) shall be accompanied by Rights or Limited Rights; (iii) to determine the purchase price of the shares of Common Stock covered by each option (the "Option Price"); (iv) to determine the persons to whom, and the time or times at which, Options shall be granted; (v) to determine the number of shares to be covered by each option; (vi) to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with Options granted under the Plan (the "Option Agreements"); and (viii) to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

                  The Board shall fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members and substitute others. One member of the Committee shall be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by written consent. The Committee may appoint a secretary and make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

                  No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option, Right, Limited Right or shares in lieu of Meeting Fees granted hereunder.

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         4.       Eligibility.

                  Subject to certain limitations hereinafter set forth, Options may be granted to directors and officers (whether or not such persons are employees) and employees of the Corporation or its present or future divisions and Subsidiary Corporations. In determining the persons to whom Options shall be granted and the number of shares to be covered by each Option and any accompanying Rights or Limited Rights, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation and such other factors as the Committee shall deem relevant in connection with accomplishing the purpose of the Plan. A person to whom an Option has been granted hereunder is sometimes referred to herein as an "Recipient."

                  A Recipient shall be eligible to receive more than one grant of an Option during the term of the Plan, but only on the terms and subject to the restrictions hereinafter set forth.

                  No Option may be granted to any person who, upon the exercise of the Option, would own more than 9.8% of the Common Stock outstanding of the Corporation. Prior to the grant of an Option by the Corporation, any director, officer or employee who is to receive the Option must provide an affidavit to the Corporation that the grant of the Option to the director, officer or employee will not result in the director, officer or employee, directly or indirectly, having ownership of more than 9.8% of the outstanding shares of Common Stock, as determined pursuant to the Corporation's Articles of Incorporation.

         5.       Stock Reserved.

                  The stock subject to Options, Rights, Limited Rights and shares in lieu of Meeting Fees hereunder shall be shares of the Corporation's Common Stock, with par value of $.01 per share ("Common Stock"). Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or that may be reacquired by the Corporation. The aggregate number of shares of Common Stock as to which Options, Rights, Limited Rights and shares in lieu of Meeting Fees may be granted under the Plan shall not exceed the annual allocation for such year determined by multiplying .0075 by the number of shares of Common Stock outstanding as of midnight Denver time on December 31 of the previous year (the "Annual Allocation'). The maximum number of shares of Common Stock which may be subject to Options, Rights, Limited Rights and shares in lieu of Meeting Fees granted to directors as a group under the Plan during each calendar year shall not exceed the Annual Allocation less 5,000 shares, as adjusted for unallocated shares available from previous years.

                  In the event that any outstanding Option under the Plan, for any reason expires or is terminated without having been exercised in full or surrendered in full in connection with the exercise of a Right or Limited Right, the shares of Common Stock allocable to the unexercised portion of the Option (unless the Plan shall have been terminated) shall become available for subsequent grants of Options, Rights and Limited Rights under the Plan.

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         6.       Options.

                  Options granted pursuant to this Plan constitute nonqualified stock options and not incentive stock options within the meaning of the Code, and shall be subject only to the general terms and conditions specified in this
Section 6. Each Option granted pursuant to the Plan shall be evidenced by a written Option Agreement between the Corporation and the Recipient, which agreement shall comply with and be subject to the following terms and conditions:

                  (a) Number of Shares. Each Option Agreement shall state the number of shares of Common Stock to which the Option relates.

                  (b) Option Price. Each Option Agreement shall state the Option Price, which shall be not less than 100% of the Fair Market Value of the shares on the date of grant of the Option. The Option Price shall be subject to adjustment as provided in Section 6(h). The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted.

                  (c) Medium and Time of Payment. The Option Price shall be paid in full, at the time of exercise, in cash or in shares of Common Stock having a Fair Market Value equal to such Option Price or in a combination of cash and such shares, and may be effected in whole or in part (i) with monies received from the Corporation at the time of exercise as a compensatory cash payment, or
(ii) with monies borrowed from the Corporation pursuant to repayment terms and conditions as shall be determined from time to time by the Committee, in its discretion, separately with respect to each exercise of Options and each Recipient; provided, however, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall be permitted by and be in compliance with applicable law.

                  (d) Term and Exercise of Options. Options shall be exercisable over the exercise period as and at the times the Committee may determine, as reflected in the Option Agreement; provided, however, that the Committee shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. The exercise period for any Option shall in all cases be no more than (10) years and one day from the date of grant of such Option. The exercise period shall be subject to earlier termination as provided in Sections 6(e) and 6(f). An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee; provided, however, that an Option may not be exercised at any one time as to fewer than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than
100).

                  (e) Termination. Except as provided in this Section 6(e) and in Sections 6(f) and 6(g) below, an Option may not be exercised unless the Recipient is then a director, officer or employee of the Corporation or a division or Subsidiary Corporation thereof, and unless the Recipient has


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remained  continuously  as a director,  officer or  employee of the  Corporation since the date of grant of the Option. In the event that the Recipient ceases to be a director, officer or employee of the Corporation (other than by reason of death, Disability or retirement), all Options granted to such Recipient that are exercisable at the time of such cessation may, unless earlier terminated in accordance with their terms, be exercised within three months after such cessation (or such longer period of time authorized by the Committee); provided, however, that if the employment of a Recipient shall terminate for cause, or if a director or officer shall be removed for cause, all Options theretofore granted to such Recipient shall, to the extent not theretofore exercised, terminate immediately except as otherwise authorized by the Committee. Nothing in the Plan or in any Option granted pursuant hereto shall confer upon an individual any right to continue in the employ of the Corporation or any of its divisions or Subsidiary Corporations or interfere in any way with the right of the Corporation or its stockholders or any such division or Subsidiary Corporation to terminate such employment.

                  (f) Death, Disability or Retirement of Recipient. If a Recipient shall die while a director or officer of, or employed by, the Corporation or a Subsidiary Corporation thereof, or within three months after the termination of such Recipient's employment, director or officer status, other than termination for cause, or if the Recipient's employment, director or officer status shall terminate by reason of Disability or retirement, all Options theretofore granted to such Recipient (whether or not otherwise exercisable) may, unless earlier terminated in accordance with their terms, be exercised by the Recipient or by the Recipient's estate or by a person who acquired the right to exercise such option by bequest or inheritance or otherwise by reason of the death or Disability of the Recipient, at any time within five years after the date of death, Disability or retirement of the Recipient or such longer period of time as authorized by the Committee..

                  (g) Limited Transferability of Options. Options granted under the Plan shall not be transferable other than (i) by will or by the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, (iii) with the consent of the Committee and without payment of consideration, to immediate family members of the Recipient or to trusts of partnerships for such family members, or (iv) with the consent of the Committee and solely to the extent such Options are then exercisable (or will become exercisable solely with the lapse of time), to another officer, director or employee of the Corporation. Awards may be exercised or otherwise realized only by the Recipient or by his guardian or legal representative or permitted transferee.

                  (h)      Effect of Certain Changes.

                           (1) If there is any change in the number of shares of Common Stock through the declaration of stock dividends or the issuance of rights or warrants to purchase shares of Common Stock, or through recapitalization resulting in stock splits, or combinations or exchanges of such shares, the number of shares of Common Stock


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

         available for Options, Rights and Limited Rights, the number of shares of Common Stock covered by outstanding Options, Rights and Limited
         Rights, and the price per share of such Options or the applicable market value of Rights or Limited Rights, shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock, provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

                           (2) In the event of the proposed dissolution or liquidation of the Corporation, in the event of any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or in the event of a merger or consolidation of the Corporation with another corporation, the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, or corporate separation or division, or merger or consolidation by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, or merger or consolidation, or the Committee may provide, in the alternative, that each Option granted under the Plan shall terminate as of a date to be fixed by the Committee, provided, however, that not less than 30 days' written notice of the date so fixed shall be given to each Recipient, who shall have the right, during the period of 30 days preceding such termination, to exercise the Options as to all or any part of the shares of Common Stock covered thereby, including shares as to which such Options would not otherwise be exercisable.

                           (3) If while unexercised Options remain outstanding under the Plan --

                           (i) any corporation, person or other entity (other than the Corporation) makes a tender or exchange offer for shares of the Corporation's Common Stock pursuant to which purchases are made ("Offer"), or

                           (ii) the stockholders of the Corporation approve a definitive agreement to merge or consolidate the Corporation with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation, or

                           (iii) any person, within the meaning of Section 3(a)(g) or Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, acquires more than 9.8% of the Corporation's outstanding voting securities, or

                           (iv) during any period of two consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nominating for election by the


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                           Corporation's stockholders,  of each new director was
                           approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period other than approval given in connection with an actual or threatened proxy or election contest), then from and after the date of the first purchase of Common Stock pursuant to such Offer, or the date of any such stockholder approval or adoption, or the date on which public announcement of the acquisition of such percentage shall have been made or the date such person files a
         Schedule 13D or amendment thereto reporting such acquisition (whichever first occurs), or the date on which the change in the composition of the Board set forth above shall have occurred, whichever is applicable (the applicable date being referred to herein as the "Acceleration Date"), all Options shall be exercisable in full, whether or not otherwise exercisable. Following the Acceleration Date, (a) the
         Committee shall, in the case of a merger, consolidation or sale or disposition of assets, promptly make an appropriate adjustment to the number and class of shares of Common Stock available for Options, and to the amount and kind of shares or other securities or property receivable upon exercise of any outstanding Options after the effective date of such transaction, and the price thereof, and (b) the Committee may, in its discretion, permit the cancellation of outstanding Options in exchange for a cash payment in an amount per share subject to any such Option equal to the amount that would be payable pursuant to
         Section 8(b) of this Plan upon exercise of a Limited Right under those circumstances.

                           (4) Paragraphs (2) and (3) of this Section 6(h) shall not apply to a merger or consolidation in which the Corporation is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the surviving corporation and in which there is a reclassification or change (including a change which results in the right to receive cash or other property) of the shares of Common Stock (other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Corporation), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

                           (5) In the event of a change in the Common Stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares


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         resulting  from any such change  shall be deemed to be the Common Stock within the meaning of the Plan.

                           (6) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

                           (7) Except as hereinbefore expressly provided in this
         Section 6(h), the Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation; and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

                  (i) Rights as a Stockholder. A Recipient or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate to him or her for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distribution or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Sections 6(h) and 6(j) hereof.

                  (j) Other Provisions. The Option Agreements authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, including, without limitation, (i) the granting of either Rights or Limited Rights, or both, and (ii) the imposition of restrictions upon the exercise of an Option.

                  (k) Formula Grants to Directors. Notwithstanding any other provision in the Plan to the contrary, participation in the Plan by members of the Board shall be limited to their individual right to receive an automatic grant of an Option to acquire 7,500 shares of Common Stock annually on the date the Annual Meeting of Shareowners is convened, whether or not the meeting is adjourned for any reason, and the right to receive shares in lieu of Meeting Fees as provided in Section 10 of this Plan. Each Option automatically granted hereunder shall be evidenced by a written Option Agreement between the Corporation and the recipient containing the following material terms without variation:

                           (i) Each Non-Officer Director who is initially elected to the Board subsequent to May 28, 1996 will be granted automatically upon such election, without action by the Committee, an Option to purchase 25,000 shares of Common Stock.

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

                           (ii) The Option Price shall be set at 100% of the Fair Market Value of the shares on the date of automatic grant;

                           (iii) The number of shares covered by the Option and the Option Price shall be subject to adjustment as provided in Section 6(h) of this Plan; and

                           (iv) The Options automatically granted hereunder shall be exercisable for five years after the date of automatic grant.

         7.       Stock Appreciation Rights.

                  (a) Authority to Grant Rights. The Committee shall have authority to grant Rights to the holder of any Option granted under the Plan (the "Related SAR Option") with respect to all or some of the shares of Common Stock covered by such Related SAR Option. A Right may be granted either at the time of grant of the Related SAR Option or any time thereafter during its term (except as otherwise provided in Section 11 of this Plan). Each Right shall be exercisable only if, and to the extent that, the Related SAR Option is exercisable. Upon the exercise of a Right, the Related SAR Option shall cease to be exercisable to the extent of the shares of Common Stock with respect to which such Right is exercised, but shall be considered to have been exercised to that extent for purposes of determining the number of shares available for the grant of further Options, Rights and Limited Rights pursuant to the Plan. Upon the exercise or termination of a Related SAR Option, the Right with respect to such Related SAR Option shall terminate to the extent of the shares of Common Stock with respect to which the Related SAR Option was exercised or terminated.

                  (b) Exercise of Rights. Upon the exercise of a Right, the holder thereof, subject to paragraph (e) of this Section 7, shall be entitled at the holder's election to receive either--

                           (i) that number of shares of Common Stock equal to the quotient computed by dividing the Spread (as defined in Section 7(c) below) by the Fair Market Value per share of Common Stock on the date of exercise of the Right; provided, however, that in lieu of fractional shares, the Corporation shall pay cash equal to the same fraction of the Fair Market Value per share of Common Stock on the date of exercise of the Right, or

                           (ii)     an amount in cash equal to the Spread, or

                           (iii) a combination of cash and a number of shares calculated as provided in clause (i) of this Section 7(b) (after reducing the Spread by such cash amount), plus cash in lieu of any fractional shares as above provided.

                  (c) Spread. The term "Spread" as used in this Section 7 shall mean an amount equal to the product computed by multiplying (i) the excess of
(A) the Fair Market Value per share on the date the Right is exercised over (B) the Option Price per share at which the Related SAR Option is exercisable, by
(ii) the number of shares of Common Stock with respect to which such Right is exercised.

                  (d) Limitation on Exercise. Notwithstanding the provisions of this Section 7, except as otherwise determined by the Committee, a Right may not be exercised until the expiration of six months from the date of grant of such Right unless, prior to the expiration of such six month period, the Recipient of such Right ceases to be a director, officer or employee of the Corporation or a division or Subsidiary Corporation thereof by reason of such Recipient's death or Disability.

                  (e) Cash Election. Notwithstanding the provisions of Section 7(b), the Committee shall have sole discretion to consent to or disapprove an election to receive cash in whole or in part ("Cash Election") upon the exercise of a Right. A Cash Election and related exercise may be made only during the period beginning on the third business day following the date of release for publication of the quarterly and annual summary statements of sales and earnings of the Corporation and ending on the twelfth business day following such date.

                   (f) Grant of Limited Rights. A Right may be granted to a Recipient irrespective of whether such Recipient is being granted or has been granted a Limited Right.

                  (g) Limited Transferability. A Right shall not be transferable except under circumstances described in Section 6(g) with respect to Options. The Right shall be exercisable only by such Recipient or by the Recipient's guardian or legal representative or permitted transferees.

                   (h) Other Terms and Conditions. Each Right shall be granted on such terms and conditions not inconsistent with the Plan as the Committee may determine.

                  (i) Exercise Procedure. To exercise a Right, the Recipient shall (i) give written notice thereof to the Committee in form satisfactory to the Committee specifying (A) the number of shares of Common Stock with respect to which the Right is being exercised and (B) the amount the Recipient elects to receive in cash and shares of Common Stock with respect to the exercise of the Right, and (ii) if requested by the Committee, deliver the Option Agreement to the Committee, who shall endorse thereon a notation of such exercise and return the Option Agreement to the Recipient. The date of exercise of a Right that is validly exercised shall be deemed to be the date on which there shall have been delivered the instruments referred to in the first sentence of this Section 7(i).

                  (j) Amendments of this Section. The Corporation intends that this Section 7 shall comply with the requirements of Rule 16b-3 and any future rules promulgated in substitution therefor (the "Rule") under the Act during the term of the Plan. Should any provisions of this Section 7 not be necessary to comply with the requirements of the Rule, the Board may amend the Plan to add to or modify the provisions of the Plan accordingly.

         8.       Limited Stock Appreciation Rights.

                  (a) Authority to Grant Limited Rights. The Committee shall have authority to grant a Limited Right to the holder of any Option granted under the Plan (referred to herein as the "Related LSAR Option") with respect to all or some of the shares of Common Stock covered by such Related LSAR Option. A Limited Right may be granted either at the time of grant of the Related LSAR Option or any time thereafter during its term (except as otherwise provided in Section 11 of this Plan). A Limited Right may be exercised only during the 60 day period beginning on an "Acceleration Date" (as defined in Section 6(h)(3) of this Plan). Each Limited Right shall be exercisable only if, and to the extent that, the Related LSAR Option is exercisable. Notwithstanding the provisions of the two immediately preceding sentences, except as otherwise determined by the Committee, no Limited Right may be exercised until the expiration of six months from the date of grant of the Limited Right unless, prior to the expiration of such six month period, the Recipient of such Limited Right ceases to be a director, officer or employee of the Corporation or a division or Subsidiary Corporation thereof by reason of such Recipient's death or Disability. Upon the exercise of a Limited Right, the Related LSAR Option shall cease to be exercisable to the extent of the shares of Common Stock with respect to which such Limited Right is exercised, but shall be considered to have been exercised to that extent for purposes of determining the number of shares of Common Stock available for the grant of further Options, Rights and Limited Rights pursuant to this Plan. Upon the exercise or termination of a Related LSAR Option, the Limited Right with respect to such Related LSAR Option shall terminate to the extent of the shares of Common Stock with respect to which the Related LSAR Option was exercised or terminated.

                   (b) Exercise of Limited Rights. Upon the exercise of a Limited Right, the holder thereof shall receive in cash whichever of the following amounts is applicable:

                           (i) in the case of an exercise of Limited Rights by reason of the occurrence of an Offer (as defined in Section 6(h)(3)(i) of this Plan), an amount equal to the Offer Spread (as defined in
         Section 8(d) below);

                           (ii) in the case of an exercise of Limited Rights by reason of stockholder approval of an agreement described in Section 6(h)(3)(ii), an amount equal to the Merger Spread (as defined in Section 8(f) below);

                           (iii) in the case of an exercise of Limited Rights by reason of an acquisition of Common Stock described in Section 6(h)(3)(iii), an amount equal to the Acquisition Spread (as defined in Section 8(h) below); or

                           (iv) in the case of an exercise of Limited Rights by reason of the change in composition of the Board described in Section 6(h)(3)(iv), an amount equal to the Spread (as defined in Section 8(i) below).

                   (c) Offer Price per Share. The term "Offer Price per Share" as used in this Section 8 shall mean, with respect to the exercise of any Limited Right by reason of the occurrence of an Offer, the greater of (i) the highest price per share of Common Stock paid in any Offer, which Offer is in effect at any time during the 60 day period ending on the date on which such Limited Right is exercised, or (ii) the highest Fair Market Value per share during such 60 day period. Any securities or property that are part or all of the consideration paid for shares of Common Stock in the Offer shall be valued in determining the Offer Price per Share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity making such Offer or (B) the valuation placed on such securities or property by the Committee.

                   (d) Offer  Spread.  The term  "Offer  Spread" as used in this
Section 8 shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the Offer Price per Share over (B) the Option Price per share of Common Stock at which the Related LSAR Option is exercisable by (ii) the number of shares of Common Stock with respect to which such Limited Right is being exercised.

                   (e) Merger Price per Share. The term "Merger Price per Share" as used in this Section 8 shall mean, with respect to the exercise of any Limited Right by reason of stockholder approval of an agreement described in
Section 6(h)(3)(ii), the greater of (i) the fixed or formula price for the acquisition of shares of Common Stock specified in such agreement, if such fixed or formula price is determinable on the date on which such Limited Right is exercised, and (ii) the highest Fair Market Value per share during the 60 day period ending on the date on which such Limited Right is exercised.

                   (f) Merger Spread.  The term "Merger  Spread" as used in this
Section 8 shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the Merger Price per Share over (B) the Option Price per share of Common Stock at which the Related LSAR Option is exercisable by (ii) the number of shares of Common Stock with respect to which such Limited Right is being exercised.

                   (g) Acquisition Price per Share. The term "Acquisition Price per Share" as used in this Section 8 shall mean, with respect to the exercise of any Limited Right by reason of an acquisition of Common Stock described in
Section 6(h)(3)(iii), the greater of (i) the highest price per share shown on the Statement of Schedule 13D or amendment thereto filed by the holder of 9.8% or more of the Corporation's Common Stock which gives rise to the exercise of such Limited Right, and (ii) the highest Fair Market Value per share during the 60 day period ending on the date the Limited Right is exercised.

                   (h) Acquisition Spread. The term "Acquisition Spread" as used in this Section 8 shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the Acquisition Price per Share over (B) the Option Price per share of Common Stock at which the Related LSAR Option is exercisable by (ii) the number of shares of Common Stock with respect to which such Limited Right is being exercised.

                   (i) Spread. The term "Spread" as used in this Section 8 shall mean, with respect to the exercise of any Limited Right by reason of a change in the composition of the Board described in Section 6(h)(3)(iv), an amount equal to the product computed by multiplying (i) the excess of (A) the highest Fair Market Value per share of Common Stock during the 60 day period ending on the date the Limited Right is exercised over (B) the Option Price per share at which the Related LSAR Option is exercisable by (ii) the number of shares of Common Stock with respect to which the Limited Right is being exercised.

                   (j) Limited Transferability. A Limited Right shall not be transferable except in the circumstances described in Section 6(g) in connection with Options. The Limited Right shall be exercisable only by such Recipient or by the Recipient's guardian or legal representative or permitted transferees.

                   (k) Other Terms and Conditions. Each Limited Right shall be granted on such terms and conditions not inconsistent with the Plan as the Committee may determine.

                   (l) Exercise Procedure. To exercise a Limited Right, the Recipient shall (i) give written notice thereof to the Committee in form satisfactory to the Committee specifying the number of shares of Common Stock with respect to which the Limited Right is being exercised, and (ii) if requested by the Committee, deliver the Option Agreement to the Committee who shall endorse thereon a notation of such exercise and return the Option Agreement to the Recipient. The date of exercise of a Limited Right that is validly exercised shall be deemed to be the date on which there shall have been delivered the instruments referred to in the first sentence of this paragraph
(l).

                   (m) Amendments of this Section. The Corporation intends that this Section 8 shall comply with the requirements of the Rule. Should any provisions of this Section 8 not be necessary to comply with the requirements of the Rule, or should any additional provisions be necessary for this Section 8 to comply with requirements of the Rule, the Board may amend the Plan to add to or modify the provisions of the Plan accordingly.

         9.       Agreement by Recipient Regarding Withholding Taxes.

                  If the Committee shall so require, as a condition of exercise, each Recipient shall agree that:

                  (i) No later than the date of exercise of any Option, Right or Limited Right granted hereunder, or the receipt of any shares in lieu of Meeting Fees, the person exercising such Option, Right or Limited

         Right or receiving such shares will pay to the Corporation or make arrangements satisfactory to the Committee regarding payment of any federal or local taxes of any kind required by law to be withheld upon the exercise of such Option, Right or Limited Right or receipt of such shares, and

                  (ii) The Corporation shall, to the extent permitted or required by law, have the right to deduct federal, state and local taxes of any kind required by law to be withheld upon the exercise of Option, Right or Limited Right or receipt of shares in lieu of Meeting Fees from any payment of any kind otherwise due to the person exercising such Option, Right or Limited Right or receiving such shares.

         10.      Meeting Fees.

                   (a) Election to Receive Common Stock. Commencing May 1, 1997, each Independent Director of the Corporation, as defined in the Corporation's bylaws (an "Independent Director"), may elect to receive all or any portion of any Meeting Fees in cash, in shares of Common Stock, or in a combination thereof. "Meeting Fees" shall mean all annual retainers and other fees paid for attendance at each regular or special meeting of the Board or any committees attended by an Independent Director. Such election shall be irrevocable, shall be made in writing and delivered to the Corporation's Secretary on or prior to May 1, 1997 (and thereafter on or prior to each Annual Meeting of the Corporation's Shareowners commencing in 1998) (the "Election Date"), and shall apply to the period commencing on the Election Date and terminating on the Annual Meeting of Shareowners for the year following the Election Date (the "Election Period"). If no such election is timely received, an Independent Director shall receive any Meeting Fees during such Election Period in cash.

                   (b) Cash Meeting Fees. Meeting Fees paid in cash shall be paid on or as soon as practicable after any regular or special meeting attended by an Independent Director.

                   (c) Shares in lieu of Cash Meeting Fees. Meeting fees paid in shares of Common Stock shall be evidenced by certificates for such shares, delivered to the Independent Directors as soon as practicable following the determination of the number of shares to be paid in connection with any Election Period. Such certificates shall be registered in the name of the Independent Director, and all shares so issued shall be fully paid and nonassessable. The Corporation will pay any issuance or transfer taxes with respect to the issuance of such shares. Any fractions of shares otherwise issuable under this Section 10 shall be paid in cash, or, if an Independent Director has elected to receive shares for the next Election Period, added to the amount to the number of shares to be issued in connection with the next Election Period. Notwithstanding any provision of the Plan to the contrary, no Independent Director may receive more than 100,000 shares of Common Stock in lieu of Meeting Fees in any year.

                   (d) Administration. Notwithstanding any provision of the Plan to the contrary, the members of the Board other than the Independent Directors shall administer this Section 10 and have all authority of the Committee provided in Section 3 of this Plan or otherwise with respect to this Section 10. Such authority shall include, without limitation, the authority to set the amount of Meeting Fees and the cash, shares of Common Stock and combinations thereof to be paid pursuant to this Section 10.

         11.      Term of Plan.

                  Options, Rights, Limited Rights and shares in lieu of Meeting Fees may be granted pursuant to the Plan from time to time until the Plan is terminated by the Board.

         12.      Amendment and Termination of the Plan.

                  The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that any amendment that
(i) would materially increase the aggregate number of shares of Common Stock that may be granted under the Plan or as to which Options, Rights and Limited Rights may be granted under the Plan or (ii) would materially increase the benefits accruing to the participants. under the Plan or (iii) would materially modify the requirements as to eligibility for participation in the Plan shall be subject to the approval of the holders of Common Stock, as provided by the Corporation's Articles of Incorporation and Bylaws and the Rule, except that any such increase or modification that may result from adjustments authorized by
Section  6(h) hereof  shall not  require  such  approval.  Except as provided in
Section 6 of this Plan, no suspension, termination, modification or amendment of the Plan may adversely affect any Option, Right or Limited Right previously granted, unless the written consent of the Recipient is obtained.

         13.      Assumption.

                  The terms and conditions of any outstanding Options granted pursuant to this Plan shall be assumed by, be binding upon and inure to the benefit of any successor corporation to the Corporation and shall continue to be governed by, to the extent applicable, the terms and conditions of this Plan. Such successor corporation shall not otherwise be obligated to assume this Plan.

         14.      Termination of Right of Action.

                  Every right of action arising out of or in connection with the Plan by or on behalf of the Corporation or of any Subsidiary Corporation, or by any shareholder of the Corporation or of any Subsidiary Corporation against any past, present or future member of the Board or the Committee, or against any officer or employee, or by an officer or employee (past, present or future) against the Corporation or any Subsidiary Corporation, will, irrespective of the place where an action may be brought and irrespective of the place of residence of any such shareholder, director, officer or employee, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action is alleged to have arisen.

         15.      Tax Litigation.

                  The Corporation shall have the right to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue which is related to the Plan and which the Board believes to be important to holders of Options issued or shares received under the Plan and to conduct any such contest or any litigation arising therefrom to a final decision.


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